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                                                                    Exhibit 99.2

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of March 27, 2002 by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. Subsidiaries identified as U.S. Subsidiary Borrowers on the signature pages to the Credit Agreement referred to below and any additional U.S. Subsidiaries of the Company which become Borrowers thereunder in accordance with the terms thereof (together with the Company, the "U.S. Borrowers") (hereinafter the U.S. Borrowers are collectively referred to as the "Pledgors" and individually as a "Pledgor"), and WACHOVIA BANK, N.A., in its capacity as the administrative agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent" or the "Agent" and together with the Canadian Agent, the "Agents").

                                    RECITALS

          WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrowers, the Lenders party thereto from time to time, the Agent and Congress Financial Corporation (Canada), as the Canadian Agent, the U.S. Lenders have agreed to make U.S. Revolving Loans and to issue or participate in U.S. Letters of Credit with respect to the U.S. Borrowers and the Canadian Lenders have agreed to make Canadian Revolving Loans and to issue or participate in Letters of Credit or Bankers' Acceptances with respect to the Canadian Borrowers all pursuant to the Credit Agreement upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to a Guaranty Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Guaranty Agreement") executed by the U.S. Borrowers, such U.S. Borrowers have agreed to guarantee the payment of the Canadian Obligations; and

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement, the obligation of the U.S. Lenders to make U.S. Revolving Loans or to issue or participate in U.S. Letters of Credit under the Credit Agreement, the Canadian Lenders to make Canadian Revolving Loans or to issue or participate in Canadian Letters of Credit or Bankers' Acceptances under the Credit Agreement that the Obligors shall have executed and delivered this Pledge Agreement to the Agent for the benefit of the Lenders.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of North Carolina (the "UCC") are used herein as so defined: Control, Entitlement Order, Securities Intermediary, Security Account and Security Entitlement. For purposes of this Pledge Agreement, (a) the term "Lender" shall include any Affiliate of any Lender which has entered


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into a Hedging Agreement with any Pledgor (to the extent the obligations of such
Pledgor thereunder constitute Pledgor Obligations (as defined in Section 3 hereof), (b) the term "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia and (c) the term "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

          2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral") provided, that this Pledge Agreement shall not constitute a pledge or an assignment of, or a grant of a security interest in or lien on the stock of Small Tube Europe B.V. to the extent that such pledge, assignment or grant of a security interest or lien is prohibited by the terms of any contract or agreement or requires written consent (provided, however that each Obligor shall use its best efforts to secure such written consent):

                  (a) Pledged Capital Stock. 65% (or such greater percentage that may be permitted at any date after the date hereof, without such pledge being treated as an indirect pledge, pursuant to Treas. Reg.
          Section 1.956-2(c)(2)), as amended or replaced from time to time, or 100% if such regulation is repealed or no longer in effect and no comparable successor law or regulation is enacted or promulgated, but in each case limited to the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto (but only to the extent that the pledge of such Non-Voting Equity would not cause the Obligations to be treated as "United States property" of such Foreign Subsidiary within the meaning of Treas. Reg. Section 1.956-2), in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Capital Stock"), including, but not limited to, the following:

                           (y) subject to the percentage restrictions described
                  above, all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; and

                           (z) without affecting the obligations of the Pledgors
                  under any provision prohibiting such action hereunder or under the Credit Agreement, in the



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                  event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, all shares of each class of the Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

                  (b) Additional Interests. 65% (or such greater percentage that may be permitted at any date after the date hereof, without such pledge being treated as an indirect pledge, pursuant to Treas. Reg.
          Section 1.956-2(c)(2), as amended or replaced from time to time, or 100% if such regulation is repealed or no longer in effect and no comparable successor law or regulation is enacted or promulgated, but in each case limited to the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a Foreign Subsidiary (but only to the extent that the pledge of such Non-Voting Equity would not cause the Obligations to be treated as "United States property" of such Foreign Subsidiary within the meaning of Treas. Reg. Section 1.956-2), including, without limitation, the certificates (or other agreements or instruments) representing such Capital Stock.

                  (c) Other Equity Interests. Subject to the percentage restrictions described above, any and all other Capital Stock owned by any Pledgor in any Domestic Subsidiary or any Foreign Subsidiary.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

          Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter pledge and deliver additional shares of stock or other interests to the Agent as collateral security for the Pledgor Obligations. Upon such pledge and delivery to the Agent, such additional shares of stock or other interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

          3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"): (a) all of the Obligations, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (b) all expenses and charges, legal and otherwise, reasonably incurred by the Agent and/or the Lenders in collecting or enforcing any Obligation or in realizing on or protecting any security therefor, including without limitation the security granted hereunder.

          4. Delivery of the Pledged Collateral~ Perfection of Security Interest. Each Pledgor hereby agrees that:

                 (a) Delivery of Certificate. Each Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of such Pledgor, except with respect to


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         the certificates representing the Pledged Capital Stock pledged by STPC
         Holding, Inc. of Small Tube Europe B.V. which shall be delivered within sixty (60) days of the date hereof unless Small Tube Europe B.V. has been merged or dissolved in accordance with the Credit Documents prior to such date, and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

                 (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                 (c) Financing Statements. Each Pledgor shall execute and deliver to the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

                 (d) Provisions Relating to Securities Entitlements and Securities Accounts. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, (a) the applicable Pledgor and the applicable Securities Intermediary shall enter into an agreement with the Agent granting Control to the Agent over such Pledged Collateral, such agreement to be in form and substance satisfactory to the Agent and (b) the Agent shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable Securities Intermediary that it should follow the Entitlement Orders of the Agent and no longer follow the Entitlement Orders of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account which is subject to a control agreement as provided above or (ii) transferred to an account held by the Agent (in which it will be held until a new Securities Account is established).


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         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Authorization of Pledged Capital Stock. The Pledged Capital Stock is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Capital Stock of such Pledgor.

                  (c) Exercising of Rights. The exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Capital Stock or third party is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of the Pledged Capital Stock).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Agent of the certificates (if any) representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in all certificated Pledged Capital Stock and such certificates and instruments. Upon the filing of UCC financing statements in the appropriate filing office in the jurisdiction of each Pledgor's formation, the Agent shall have a first priority perfected security interest in all uncertificated Pledged Capital Stock consisting of partnership or limited liability company interests that do not constitute a security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Pledgor, the applicable Securities Intermediary and the Agent of an agreement granting Control to the Agent over such Pledged Collateral, the Agent shall have a first priority perfected security interest in such Pledged Collateral. Except as set forth in this Section, no action is necessary to perfect or otherwise protect such security interest.


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                 (f) No Other Capital Stock. Except as set forth on Schedule
         2(a) attached hereto, no Pledgor owns any Capital Stock of the Company or any of its Subsidiaries.

                 (g) Partnership and Limited Liability Company Interests. Except as previously disclosed in writing to the Agent, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

          6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

                  (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in all Pledged Capital Stock); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                 (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                 (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and



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         Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

                 (f) Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Agent such agreements, documents and instruments as the Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market,
         (ii) by its terms expressly provides that it is a security governed by
         Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

          7. Performance of Obligations: Advances by Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate set forth in Section 4.2 of the Credit Agreement. No such performance of any covenant or agreement by the Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement between any Credit Party and any Lender. The Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall be an event of default hereunder (an "Event of Default").

         9. Remedies.

                 (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent on behalf of the Lenders and each of the Lenders shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement between any Credit Party and any Lender or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                 (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without



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         notice, the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 14.1 of the Credit Agreement at least ten (10) days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which - might have been obtained - at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Charlotte, North Carolina or New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such Pledged Collateral.

                 (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Agent may, after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.



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

                 (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate set forth in Section 4.2 of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                 (f) Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender.

                 (g) Personal Property Security Act ("PPSA"). In addition to, and not in any way in limitation of any of the foregoing rights and remedies, the Agent may exercise any and all remedies available to the Agent under the PPSA (or similar local law) as in effect in Ontario and any other applicable Canadian province.

         10. Rights of the Agent.

                 (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust
                  and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any
                  court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                           (iii) to defend, settle, adjust or compromise any
                  action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;


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                           (iv) to pay or discharge taxes, liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                           (v) to direct any parties liable for any payment
                  under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                           (vi) to receive payment of and receipt for any and
                  all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                           (vii) to sign and endorse any drafts, assignments,
                  proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                           (viii) to execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (ix) to exchange any of the Pledged Collateral of
                  such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine;

                           (x) to vote for a shareholder, partner or member
                  resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                           (xi) to do and perform all such other acts and things
                  as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

        This power of attorney is a power coupled with an interest and shall be irrevocable (1) for so long as any of the Pledgor Obligations remain outstanding, any Credit Document or any Hedging Agreement between any Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

                 (b) Assignment by the Agent. The Agent may from time to time assign the Pledgor Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                 (c) The Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (d) shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

                          (i) So long as no Event of Default shall have occurred
                 and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock or ownership interest dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                           (ii) Upon the occurrence and during the continuation
                  of an Event of Default:

                                  (A) all rights of a Pledgor to receive the
                          dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection (e) shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                                  (B) all dividends, distributions and interest
                          payments which are received by a Pledgor contrary to the provisions of clause (A) of this paragraph (ii) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                 (f) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

                  (g) Filing of Financing Statements. The Pledgors authorize the Agent to file financing statements (including renewal statements and in lieu statements) and PPSA registrations and amendments thereof and supplements thereto with respect to the Pledged Collateral in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Pledge Agreement. Any financing statement or PPSA registration filed by the Agent may contain a general description of the Collateral covered thereby, as permitted by the UCC and/or the PPSA.

         11. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

         12. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 4.7 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

          13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel or after the occurrence and during the continuance of an Event of Default any Lender employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable costs and expenses of the Agent and the Lenders including attorneys' fees and expenses, all of which costs and expenses shall constitute Pledgor Obligations hereunder.

          14. Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs arid expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

          15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 14.6 of the Credit Agreement.

          16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

          17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 14.1 of the Credit Agreement.

          18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

          19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

          20. Governing Law; Submission to Jurisdiction and Service of Process; Arbitration; Waiver of Jury Trial. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF. The terms of Sections 14.12, 14.13 and 14.14 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

          21. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          22. Entirety. This Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Credit Documents, any such Hedging Agreement or the transactions contemplated herein and therein.

          23. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

          24. Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors, jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Credit Documents and any Hedging Agreement between any Credit Party and any Lender, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, provincial or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether state, provincial or federal and including, without limitation, the Bankruptcy Code).

          Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                              WOLVERINE TUBE, INC.


                                       By:  /s/ James E. Deason
                                          --------------------------------------
                                       Name:     James E. Deason
                                            ------------------------------------
                                       Title:   EVP, CFO & Secretary
                                             -----------------------------------


                                       TF INVESTOR, INC.


                                       By:      /s/ James E. Deason
                                          --------------------------------------
                                       Name:    James E. Deason
                                            ------------------------------------
                                       Title:   VP & Treasurer
                                             -----------------------------------



                                       TUBE FORMING, L.P.

                                       By:   Tube Forming Holdings, Inc.
                                             its General Partner

                                             By:      /s/ James E. Deason
                                                --------------------------------
                                             Name:    James E. Deason
                                                  ------------------------------
                                             Title:   VP, CFO & Treasurer
                                                   -----------------------------

                                       WOLVERINE FINANCE COMPANY

                                       By:      /s/ James E. Deason
                                          --------------------------------------
                                       Name:    James E. Deason
                                            ------------------------------------
                                       Title:   VP & Treasurer
                                             -----------------------------------


                                       STPC HOLDING, INC.

                                       By:      /s/ James E. Deason
                                          --------------------------------------
                                       Name:    James E. Deason
                                            ------------------------------------
                                       Title:   VP & Treasurer
                                             -----------------------------------


                                       SMALL TUBE MANUFACTURING CORPORATION

                                       By:      /s/ James E. Deason
                                          --------------------------------------
                                       Name:    James E. Deason
                                            ------------------------------------
                                       Title:   VP & Treasurer
                                             -----------------------------------


                                       WOLVERINE JOINING TECHNOLOGIES, INC.

                                       By:      /s/ James E. Deason
                                          --------------------------------------
                                       Name:    James E. Deason
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------


                                       WOLVERINE CHINA INVESTMENTS, LLC

                                       By:   Wolverine Tube, Inc.
                                             its Managing Member

                                             By:      /s/ James E. Deason
                                                --------------------------------
                                             Name:    James E. Deason
                                                  ------------------------------
                                             Title:   EVP, CFO & Secretary
                                                   -----------------------------







                                                            Wolverine Tube, Inc.
                                                                Pledge Agreement

Accepted and agreed to as of the date first above written.

                                       WACHOVIA BANK, N.A., as Agent

                                       By:      /s/ Laurie D. Galliano
                                          --------------------------------------
                                       Name:    Laurie D. Galliano
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------



























                                                            Wolverine Tube, Inc.
                                                                Pledge Agreement

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                           dated as of March 27, 2002

                         in favor of Wachovia Bank, N.A.

                                    As Agent

                                  PLEDGED STOCK


PLEDGOR:          WOLVERINE TUBE, INC.

                                           Number of           Certificate          Percentage         Percentage
Name of Subsidiary                          Shares                Number             Ownership           Pledged
------------------                          ------                ------             ---------           -------
1105836 Ontario Inc.                          691                  C-9                 100%                65%

Wolverine Tube Asia, LTD                     6,500                  5                  100%                65%


PLEDGOR:  WOLVERINE CHINA INVESTMENTS, LLC

                                           Number of           Certificate          Percentage         Percentage
Name of Subsidiary                          Shares                Number             Ownership           Pledged
------------------                          ------                ------             ---------           -------
Wolverine Tube (Shanghai) Co., Ltd.                                                    100%                65%

Wolverine European Holdings B.V.         uncertificated                                100%                65%


PLEDGOR:  WOLVERINE JOINING TECHNOLOGIES, INC.

                                           Number of           Certificate          Percentage         Percentage
Name of Subsidiary                          Shares                Number             Ownership           Pledged
------------------                          ------                ------             ---------           -------
Wolverine Joining Technologies                 650                  A-2                100%                65%
(Canada) Inc.

                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                           dated as of March 27, 2002

                        in favor of Wachovia Bank, N.A.,

                                    as Agent


                             Irrevocable Stock Power


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of ___________________, a ___________ corporation:

             No. of Shares                      Certificate No.
             -------------                      ---------------


and irrevocably appoints ________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.


                                       ----------------------------------------,
                                       a               [corporation]
                                         -------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------